THE PBHG FUNDS, INC.

                   Prospectus Supplement Dated March 20, 2001


     This Supplement updates certain information contained in the PBHG Class Shares' Prospectus dated July 31, 2000, as supplemented, and the Advisor Class Shares' Prospectus dated December 29, 2000, as supplemented. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of either Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective March 21, 2001, the PBHG Core Growth Fund is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is the President and Chief Investment Officer of the Adviser. A discussion of Mr. Pilgrim's prior work experience begins on page 63 of the PBHG Class Prospectus and page 57 of the Advisor Class Prospectus.

     Effective March 21, 2001, the PBHG Technology & Communications Fund is managed by the Adviser's technology team, led by Michael Ma, who currently manages the PBHG Global Technology & Communications Fund. Mr. Ma joined the Adviser in October 1999 as a senior technology analyst. Prior to joining the Adviser, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Deutsche Bank Securities, Inc. Prior to that, Mr. Ma worked for four years at United States Trust Company of New York, initially as a research assistant concentrating on the technology sector and subsequently as a portfolio manager.